CSFB

           CREDIT SUISSE FIRST BOSTON

___________________________________________________________________________________________________

HOME EQUITY ASSET TRUST 2005-7

DERIVED INFORMATION   8/24/05

[$974,000,000]

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

[$989,000,100]

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-7

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[U.S. Bank N.A.]

Trustee

The information contained in the attached materials (the “Information”) has been provided by Credit Suisse First Boston LLC (“CSFB”).

The Information contained herein is preliminary and subject to change.   The Information does not include all of the information required to be included in the final prospectus relating to the certificates.  As such, the Information may not reflect the impact of all structural characteristics of the certificates.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Prospective investors in the certificates should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission (the “Commission”) because they contain important information.  Such documents may be obtained without charge at the Commission’s website.  Although a registration statement (including the base prospectus) relating to the certificates discussed in this communication has been filed with the Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not yet been filed with the Commission.  Prospective purchasers are recommended to review the final prospectus and prospectus supplement relating to the certificates (“Offering Documents”) discussed in this communication.

Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the CSFB trading desk or from the Commission’s website.

There shall not be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.  Neither Credit Suisse First Boston LLC nor the Depositor have verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

[$974,000,000] (Approximate)

Home Equity Pass-Through Certificates, Series 2005-7

Pricing Information

Offered Certificates (1):

Class	Available Certificate Balance ($)	Pre-Placed Certificate Balance ($)	Loan Group	Bond Type	Coupon (2)	WAL (Years)	Proposed Ratings (Fitch/Moody’s/S&P/DBRS)
1-A -1	-	[250,000,000]	I	Senior/Adj	LIBOR + [ ]%	[2.0]	[AAA ] / [Aaa ] / [AAA ] / [AAA ]
2-A-1	[303,000,000]	-	II	Senior/Adj/Sequential	LIBOR + [ ]%	[1.0]	[AAA ] / [Aaa ] / [AAA ] / [AAA ]
2-A-2	[94,000,000]	-	II	Senior/Adj/Sequential	LIBOR + [ ]%	[2.0]	[AAA ] / [Aaa ] / [AAA ] / [AAA ]
2-A-3	[96,000,000]	-	II	Senior/Adj/Sequential	LIBOR + [ ]%	[3.0]	[AAA ] / [Aaa ] / [AAA ] / [AAA ]
2-A-4	[54,500,000]	-	II	Senior/Adj/Sequential	LIBOR + [ ]%	[5.7]	[AAA ] / [Aaa ] / [AAA ] / [AAA ]
M-1	[36,500,000]	-	I & II	Mezzanine/Adj	LIBOR + [ ]%	[4.6]	[AA+ ] / [Aa1 ] / [AA+ ] / [AA high]
M-2	[33,000,000]	-	I & II	Mezzanine/Adj	LIBOR + [ ]%	[4.4]	[AA ] / [Aa2 ] / [AA ] / [AA ]
M-3	[21,000,000]	-	I & II	Mezzanine/Adj	LIBOR + [ ]%	[4.3]	[AA- ] / [Aa3 ] / [AA ] / [AA low ]
M-4	[16,000,000]	-	I & II	Mezzanine/Adj	LIBOR + [ ]%	[4.2]	[A+ ] / [A1 ] / [AA- ] / [A high]
M-5	[16,500,000]	-	I & II	Mezzanine/Adj	LIBOR + [ ]%	[4.2]	[A ] / [A2 ] / [A+ ] / [A ]
M-6	[14,500,000]	-	I & II	Mezzanine/Adj	LIBOR + [ ]%	[4.2]	[A- ] / [A3 ] / [A ] / [A ]
M-7	[14,500,000]	-	I & II	Mezzanine/Adj	LIBOR + [ ]%	[4.1]	[BBB+] / [Baa1] / [A- ] / [A low]
B-1	[10,000,000]	-	I & II	Subordinate/Adj	LIBOR + [ ]%	[4.1]	[BBB ] / [Baa2] / [BBB+] / [BBB high]
B-2	[8,500,000]	-	I & II	Subordinate/Adj	LIBOR + [ ]%	[4.1]	[BBB ] / [Baa3] / [BBB ] / [BBB ]
B-3	[6,000,000]		I & II	Subordinate/Adj	LIBOR + [ ]%	[4.1]	[BBB-] / [Ba1 ] / [BBB-] / [BBB ]
Total	[724,000,000]	[250,000,000]

Non-Offered Certificates (1):

Class	Available Certificate Balance ($)	Pre-Placed Certificate Balance ($)	Loan Group	Bond Type	Coupon (2)	WAL (Years)	Proposed Ratings (Fitch/Moody’s/S&P/DBRS)
R (3)	[50]	-	II	Residual	LIBOR + [ ]%	N/A	[AAA ] / [--- ] / [AAA ] / [AAA ]
P (4)	[50]	-	I & II	Prepayment Penalties	N/A	N/A	[AAA ] / [--- ] / [AAA ] / [AAA ]
B-4	[10,000,000]	-	I & II	Subordinate/Adj	LIBOR + [ ]%	[4.0]	[BB+ ] / [Ba2 ] / [BB+ ] / [BB high]
B-5	[5,000,000]	-	I & II	Subordinate/Adj	LIBOR + [ ]%	[3.6]	[BB ] / [--- ] / [BB+ ] / [BB high]
X	-	-	I & II	Subordinate	N/A	N/A	N/A

(1)

100% of the Prospectus Prepayment Curve (“PPC”) for the fixed rate collateral assumes 4.60% Constant Prepayment Rate (“CPR”) in the first month of the life of the mortgage loans, which then increases by approximately 1.67% CPR in each of the following 11 months.  In month 12, and thereafter, 100% PPC for the fixed rate collateral assumes 23.00% CPR.  100% PPC for the adjustable rate loans assumes 8.00% CPR in the first month of the life of the mortgage loans, which then increases by approximately 2.00% CPR in each of the following 11 months.  In month 12 through 22, 100% PPC for the adjustable rate loans assumes 30.00% CPR.  In month 23 through 27, 100% PPC for the adjustable rate loans assumes 55.00% CPR.  In month 28 and thereafter, 100% PPC for the adjustable rate loans is assumed to remain constant at 35.00% CPR.   The bonds are priced to call at 100% of the PPC and assuming one-month LIBOR and six-month LIBOR are 3.80% and 4.10%, respectively.  The initial class principal balances of the certificates are subject to a variance of no more than plus or minus 5% prior to their issuance.

(2)

The coupons are capped by the applicable Net Funds Cap as described herein.

(3)

Non-economic residual with the tax liabilities of the REMIC.

(4)

The Class P Certificates are entitled to all prepayment penalties that the servicers receive from collections on the mortgage loans.

BOND SUMMARY

To Call

Class 2-A-1	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)	1.7	1.2	1.0	0.8	0.7	0.6
First Pay (Month/Year)	Oct05	Oct05	Oct05	Oct05	Oct05	Oct05
Last Pay (Month/Year)	Dec08	Nov07	Jul07	Apr07	Jan07	Nov06
Class 2-A-2	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)	4.1	2.6	2.0	1.8	1.5	1.3
First Pay (Month/Year)	Dec08	Nov07	Jul07	Apr07	Jan07	Nov06
Last Pay (Month/Year)	Feb11	Apr09	Dec07	Aug07	Jun07	Mar07
Class 2-A-3	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)	7.6	5.0	3.0	2.1	1.9	1.7
First Pay (Month/Year)	Feb11	Apr09	Dec07	Aug07	Jun07	Mar07
Last Pay (Month/Year)	May16	Sep12	Oct10	Mar08	Sep07	Jul07
Class 2-A-4	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)	11.9	7.9	5.7	2.8	2.1	1.9
First Pay (Month/Year)	May16	Sep12	Oct10	Mar08	Sep07	Jul07
Last Pay (Month/Year)	Nov17	Oct13	Jul11	Feb10	Jan08	Aug07

To Maturity

Class 2-A-1	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)	1.7	1.2	1.0	0.8	0.7	0.6
First Pay (Month/Year)	Oct05	Oct05	Oct05	Oct05	Oct05	Oct05
Last Pay (Month/Year)	Dec08	Nov07	Jul07	Apr07	Jan07	Nov06
Class 2-A-2	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)	4.1	2.6	2.0	1.8	1.5	1.3
First Pay (Month/Year)	Dec08	Nov07	Jul07	Apr07	Jan07	Nov06
Last Pay (Month/Year)	Feb11	Apr09	Dec07	Aug07	Jun07	Mar07
Class 2-A-3	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)	7.6	5.0	3.0	2.1	1.9	1.7
First Pay (Month/Year)	Feb11	Apr09	Dec07	Aug07	Jun07	Mar07
Last Pay (Month/Year)	May16	Sep12	Oct10	Mar08	Sep07	Jul07
Class 2-A-4	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Average Life (Years)	15.0	10.1	7.4	3.1	2.1	1.9
First Pay (Month/Year)	May16	Sep12	Oct10	Mar08	Sep07	Jul07
Last Pay (Month/Year)	Feb30	Apr23	Dec18	Aug15	Jan08	Aug07